Introduction

Aqua Mining (PNG) Ltd is a national owned company with its registered office in Port Moresby. It was formally incorporated in 2014. The company was incorporated for the purpose of operating a logging and sawmilling business, and with the intention of exporting sawn timbers overseas in the future.

Goal

The goal of the company is to improve the existing sawmill and logging operation into a profitable small to medium size business that supplies quality milled timber to the local markets of Port Moresby and the surrounding areas. Then later to export milled timbers to overseas markets, particularly in Australia , New Zealand and India

Current TA Plan

Area

The TA is located at upper Kwikila Station, Rigo District along Magi Highway in Central Province, which is approximately 40km from the east of Port Moresby and 17km from the highway along an unsealed road, to Vasira Villages (see attached map).

It is described as Lowland Forest area and is susceptible to regular dry season. The soil is a mixture of sand and clay, the total area covers some 790 hectares.

Forest Management

The boundaries of the TA area have been clearly established by the company surveyor and are marked with coloured ribbons for clarity.

The existing roads are being used to access the forest where the trees are to be harvested from. New temporary roads are being marked by the surveyor and will be constructed using bulldozers to access the harvested trees which will be pulled out of the bush to various log landings.

There will be three log landings per set-up. Landing areas will be located at various advantage points to stock pile the harvested logs until they are taken by jinkers to the timber mill for milling.

Buffer zones will be established to protect water courses and streams. No logs will be dragged across any water ways to ensure there is no environmental damage to these areas.

Area and Volume Statement

The distribution of the volume is derived from the Net Productive Forest area and justifies a viable harvestable volume which is suitable for a small scale operation. From the inventory assessment, the stand density result turned out to be $12m^3$ per hectare.

Aqua Mining (PNG) Ltd is the sole developer of the resource area during the span of the TA. The firm is anticipating harvesting around $300m^3$ per month allowing for the weather that may hinder operations during the rainy seasons.

Harvesting Sequence

The trees will be measured by the surveyor, harvested and taken to the log landings by the bulldozers. The logs will then be brought to the sawmill by our jinkers, where they will be milled, planed, docked, graded, strapped and loaded for delivery to the local markets.

Utilization Plan

The raw logs will be milled using 5 units of Lucas Sawmills owned by the company which are based at our new site at Laloki.

The sawmill output is approximately 50%. The end production will be rough sawn and dressed timber. The products will then be delivered to the secured markets in Port Moresby by delivery trucks.

Aqua Mining (PNG) Ltd will harvest, mill, transport and sell all timber produced from the project area to the secured markets in Port Moresby.

The following is the production schedule.

Month	Volume to be harvested (m3)	Sawmill Input volume (m3)	Sawmill Output volume (m3)	Recovery
1	300	300	150	50
2	300	300	150	50
3	300	300	150	50
4	300	300	150	50
5	300	300	150	50
6	300	300	150	50
7	300	300	150	50
8	300	300	150	50
9	300	300	150	50
10	300	300	150	50
11	300	300	150	50
12	300	300	150	50
Total				

Training and Localization

Aqua Mining (PNG) Ltd is very much interested in ensuring the resource owners are given first preferences for employment in the business. About 20-30 locals will be employed by the company for the operation. The number of workers will increase in the coming years as the need arises.

For a start, we will have the following staff:

Section	Position Title	Needed
Logging	Surveyor	1
	Forester (Log Scaler)	1
	Chainsaw Operators	3
	Dozer Operator and assistant	2
	Truck/Loader Driver	1
	Security	2
Sub-Total		**10**
Sawmill	Lucas Mill Operators and Assistants	10
	Supervisor	1
	Docking Saw Operators & Assistants	4
	Planning Machine Operators/Assistants	4
	Supervisor and Timber Grader	1
	Forklift Driver	1
	Heavy machinery mechanics	2
	Security	3
	Assistant Manager	1
	Truck Driver	1
	Manager	2
Sub-Total		**30**
Total		**40**

LOGGING EQUIPMENT LISTING

HEAVY EQUIPMENT	
CODE	**DESCRIPTION**
HE 1	Caterpillar D6D Bulldozer "Old Workhorse"
HE 2	Caterpillar D6D Bulldozer
HE 3	Caterpillar D6C Bulldozer
HE 4	Caterpillar D6C Bulldozer
HE 5	Caterpillar Front Wheel Loader
HE 6	Hino 20T Blue Jinker Truck
HE 7	Yellow Jinker
HE 8	Titan Loader
HE 9	Clarke Bobcat
HE 10	Mitsubishi Forklift
HE 11	2.5T Folklift
LIGHT VEHICLES	
LV 1	Toyota Single Cab Land Cruiser
LV 2	Nissan Navara 2007
MACHINERY	
LM 1	Lucas saw mill 1
LM 2	Lucas saw mill 2
LM 3	Lucas saw mill 3
LM 4	Lucas saw mill 4
LM 5	Lucas saw mill 5
GEN 1	100KVA Diesel Generator
AC 1	Swann Air Compressor
CHSW 1	Stihl Chain Saw (2)
CHSW 2	Husqavana Chain Saw (2)
WELD 1	Superlite Welder & Oxy sets
	Tools

Resource Base

Stand Density and Species Distribution

A brief summary conducted by the proponent surveyor reveals that the general timber stock is reasonable. The company estimates that the stand of the area is about 12 cubic metres per hectare. It is assumed that the operation area of this particular customary land holds around 32,400.000 cubic metres.

Predominant species are tabulated as follows:

Species	Composition (%)
Terminalia	6
Kwila	30
Rosewood	6
PNG Mersawa	5
White Planchonella	1
PNG Walnut	5
Taun	4
Pencil Cedar	4
Grey Canarium	1
Red Planchonella	2
Others	36
Total	**100**

Proposed Forest Harvesting Methods

Selective Logging Method

Selection Logging method will be applied as we are mindful of the operation to be undertaken on a sustainable basis. Basically, only selected species of commercial value will be marked, felled and sawn. This method will minimise disturbances or destructions to the forest area.

Tree Marking

For commercial purposes, the trees ranging from the diameter breast height of 50 cm and above shall be marked. To avoid unnecessary felling, we will take into consideration the required number of trees to be felled per day to meet our minimum target of $5m^3$ based on the Lucas mills, which can produce roughly up to $2\text{-}3m^3$ per day.

Felling Direction

All commercial trees marked will also have in place directions of felling. The risks of minimising damages to residuals will be our foremost aim.

Sawmilling and Storage Yard

A sawmill site is already established where the logs are taken to, milled and prepared for delivery to the local markets. All felled logs shall be moved to this point for docking and feeding to the saw mills.

Benefits

Royalty

A royalty will be paid to the land owners every month. The following are the royalty rates based on the amended rate by the Minister of Forests effective as of March 1st 2008, and renegotiated with the land owners and agreed to by the company.

1.	Kwila and all other species banned from round log export is	K35/m3
2.	Pencil Cedar and Walnut	K20/m3
3.	Species Group 1	K15/m3
4.	Species Group 2-4	K10/m3

Premium

Resource owners

The Resource Owners will receive a monthly levy of K5/m3 of all timbers harvested.

Provincial Government Levy

The Central Provincial Government Levy will be paid every month before the 10th of the following month every month on log harvest. The levy will be administered by the Provincial Government. The levy rate is K2.50/m3.

Local Level Government Levy

The Local Level Government Levy will be paid before the 10th of the following month every month on log harvest. The levy will be administered by the Local Level Government. The levy rate is K1.5/m3.

Other Benefits

Other benefits will include construction and maintenance of roads within the project area in Vasira , the provision of timbers to build and repair houses, schools and churches. Other goods and services will be provided to the local people when the need arises during the lifespan of the project.

Environmental Protection Statement

Our logging operations shall strictly conform to Logging Code of Practice particularly the 24 Key Standards. To be more precise buffer zones will be established for the different classes of Creeks, Streams and Rivers and that all operators shall be informed of the coloured ribbons to be used during the operations so that trees within restricted areas are not felled.

Commercial Trees ranging from diameter breast height of 50 cm and above are to be felled and whereas any below 50cm are to be regarded as residual and caution is taken to ensure that minimal damage is done when felling.

SCHEDULE 1

Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

Act. Sec. 88
Reg. 160

FORM 156

APPLICATION FOR TIMBER AUTHORITY - Annual Cut under 5,000 cubic metres, Domestic Processing

Use this form to apply for permission to harvest up to but not more than 5,000m3 per year by selection logging from customary land

Name and address of applicant:

Name: AGUA MINING (PNG) LTD	
Address: P O BOX 3245 BOROKO NCD	
Phone: 71255230	Fax: —

Registration number of applicant as registered forest industry participant.

Registration number: F1 16000082

Declaration of applicant status under Investment Promotion Authority (IPA) Act:

A company joint venture owned 50% or more by non-citizens is a foreign enterprise.

Is the applicant a foreign enterprise? YES (NO) [NO circled]

If YES, IPA certificate number: 1-102146

Location of the proposed project:

Province: CENTRAL
Location: VASIRA VILLAGE, RIGO DISTRICT, CENTRAL PROVINCE

Any other Timber Authorities held by the applicant within 10 km of the boundary of the proposed Project Area:

NOTE: THIS FORM IS TO BE LODGED WITH THE MANAGING DIRECTOR, NATIONAL FOREST SERVICE, P.O. BOX 5055, BOROKO, PAPUA NEW GUINEA. Applications received by other Forest Authority offices will be returned to the applicant.

Details of the proposed project

Area (hectares):	790 HECTARES
Commencement date:	
Proposed annual cut:	5 000 M3

Declaration by Applicant:

I declare that the following documents are included with this application and that the contents of such forms are to best of my knowledge and belief are true and correct:

(1) application fee per schedule 3 of the Forestry Regulations (cheque made out to Papua New Guinea Forest Authority);

(2) a copy of the applicant's IPA approval in respect of the activities and location to be carried out by the Timber Authority (if relevant);

(3) a map and description of the project area in respect of which the application is made ("the project area") showing any areas of slope in excess of 30° and giving details of land tenure;

(4) a completed Form 165 from each resource owning Incorporated Land Group or clan agent within the project area, which has been signed in the village in the presence of a Village Court Magistrate or land mediator;

(5) copies of Sales and Purchase Agreement in Form 166 and all other agreements between the applicant and the customary owners, which relate to the purchase, harvest, processing or marketing of timber and other forest products from the project area;

(6) a plan for utilisation of the timber to be harvested;

(7) copies of any agreements, or details of proposed arrangements with another registered forest industry participant in respect of the marketing or processing of timber from the project area;

(8) if the Timber Authority applied for relates to an existing or expired Authority, a report showing how the previous Authority was performed, the volumes harvested, and details of utilisation.

Declared at PORT MORESBY this 22nd day of JANUARY 20 18

Dated this 22nd day of JANUARY 2018.

[signature]

Signed on behalf of the Applicant

VINCENT APPO
Name of person signing

PROJECT MANAGER.
Office held with Applicant

IT IS AN OFFENCE UNDER THE *FORESTRY ACT* 1991 TO MAKE AN UNTRUE DECLARATION IN AN APPLICATION AND THE OMISSION, MISREPRESENTATION OR MIS-STATEMENT OF FACTS IN AN APPLICATION MAY BE GROUNDS FOR SUSPENSION OF THE TIMBER AUTHORITY

SCHEDULE 1
Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

Act, Sec. 88
Reg. 160, 162, 164, 166, 168

FORM 165

TIMBER AUTHORITY - VERIFICATION OF OWNERSHIP AND CONSENT OF LANDOWNERS

(A SEPARATE COPY OF THIS FORM MUST BE COMPLETED FOR EACH CLAN AGENT, INCORPORATED LAND GROUPS OR INDIVIDUAL HAVING OWNERSHIP RIGHTS OVER TIMBER AND/OR FOREST PRODUCTS NOT BE TAKEN UNDER THE TIMBER AUTHORITY. COMPLETED FORMS SHOULD BE ATTACHED TO THE APPLICATION FOR TIMBER AUTHORITY).

1. Name and address of Resource Owners

Name: MR MAREVA MARE

Address: VASIRA VILLAGE, RIGO DISTRICT, CENTRAL PROVINCE

* note that only a Clan Agent or an Incorporated Land Group can exercise rights over customary land. Corporations may only exercise rights over freehold or leasehold land, not over customary land.

The sales and purchase agreement as prescribed in the Regulations and this Consent Form must be signed in the village where the customary owners live, and witnessed by a Village Court Magistrate or a land mediator.

2. Basis of ownership

☑ Customary ☐ Freehold title ☐ Leasehold title

☐ other (please describe)

3. Consent to the project --

I hereby certify that ---

(a) I have been given a copy of the attached application for a Timber Authority and the project documents which go with the application;

(b) the resource owners named above have ownership rights over timber or other forest produce with the --

GAUGUMA – VASIRA Area
(describe the area owned by the resource owners

(c) the resource owners consent to the harvesting of --

☐ timber or

☐ other forest produce

in the area; (tick the box which applies)

(d) I have been appointed according to customs to act as the agent of the resource owners for the purpose of the project.(strike out if the land is not customary land)

DATE: write the date of signing here)

Signature: [signature]

(the person giving consent on behalf of the resource owners signs here. If the land is customary land, the form must be signed in the place where the resource owners live. A Village Court Magistrate or land mediator must witness the signature - see section 4 below).

Name of person signing MARENA MARE

Place where the form was signed: VASIRA village

If the land is customary land, is the person giving consent above --

☑ Clan Agent

☐ Authorised by an Incorporated Land Group

(tick the box which applies)

4. Certificate by witness

I certify that I believe the person whose signature appears above is authorised to give this consent on behalf of the resource owners named, and that I believe that the resource owners are the true owners of the land described.

Signature of witness: [signature]

Name of witness: MR TUKAI ZOMEDA VIL. PEACE OFFICER

Address of witness: VASIRA VILLAGE
RIGO, CP

Position held by witness: VILLAGE COURT REPRESENTATIVE

(Witness must be a Village Court Magistrate or Land Mediator)

SCHEDULE 1

Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

FORM 166

Act, Sec. 88
Reg. 160, 162, 164. 166, 168

SALES AND PURCHASE AGREEMENT

THIS AGREEMENT is made on the 22nd day of JANUARY 2018

BETWEEN

Name: AQUA MINING (PNG) LTD
Address: P O BOX 3245, BOROKO, NCD

Registered Forest Industry Participant and Timber Authority applicant (called 'the Purchaser' in this agreement)

AND

Clan name: ZUBENE No 1
Village VASIRA VILLAGE, RIGO DISTRICT, CENTRAL PROVINCE

Customary owners of timber in the GAUGUMA - VASIRA area (called 'the Resource Owners') in this Agreement.

WHEREAS:

A. The Resource Owners comprises the persons listed in Schedule 1 who are the sole owners of customary land in the area and have the right to sell timber or other forest products growing on the land in the area marked in red on the map in Schedule 2. (use one agreement for each clan);

B. The Resource Owners have not otherwise sold or disposed of rights over the timber or other forest produce growing on the land;

C. The Purchaser wishes to make an Agreement with the Resource Owners for the purchase of timber or other forest produce.

D. The Resource Owners have appointed as their agent in accordance with custom -

MR MAREVA MARE
name of Clan Agent or person appointed by Incorporated Land Group

to execute this agreement on their behalf.

NOW IS AGREED AS FOLLOWS

1. CONDITION PRECEDENT

1.1 This Agreement is subject to and conditional upon the grant of a Timber Authority and shall not confer any right to harvest timber or other forest produce except in accordance with that Timber Authority.

2. GRANT OF RIGHTS TO TIMBER OR OTHER FOREST PRODUCE

2.1 The Resource Owners hereby grant to the Purchaser the exclusive right to purchase timber or other forest produce from the land area described in Schedule 2 (referred to in this agreement as 'the Clan land', with the exception of those species listed in Schedule 4).

2.2 The Resource Owners declare that -
(a) they are customary owners of the Clan land;
(b) they are entitled under custom to deal with the timber or other forest produce on that land; and
(c) no other person has any right or interest in the timber or other forest produce on the land.

2.3 Timber or other forest produce remains the property of the customary owners of the land in which it is growing until it has been felled, when the timber or other forest produce becomes the property of the Purchaser, subject to the payment of the monetary benefits set out in Schedule 3.

2.4 The Resource Owners must not interfere with the carrying out of this Agreement.

2.5 The Resource Owners must not allow any other person to acquire an interest in the timber or other forest produce which the Purchaser may be entitled to take under this Act.

3. TERM OF THIS AGREEMENT

3.1 The term of this Agreement is 12 MONTHS commencing on the day on which a Timber Authority covering all or part of the Clan land is issued.

4. MONETARY BENEFITS

4.1 At the end of each month during which timber or other forest produce has been taken under this Agreement, the Purchaser must pay to the Resource Owners monetary benefits in accordance with Schedule 3, calculated on the volume of timber scaled or other forest produce declared during that month.

5. ADDITIONAL RIGHTS OF THE PURCHASER

5.1 The Resource Owners grant to the Purchaser and all persons lawfully authorised by the Purchaser the right to -

(a) enter on and pass through land (but not private premises);

(b) make fire breaks and formed and unformed roads, tracks, bridges, culverts and similar works;

(c) prepare and construct loading and storage sites for the forest produce;

(d) extract, remove, convert and use road-making materials for the purpose of any of the activities set out in paragraphs (a) to (c) above carried out within the land area described in Schedule 2 subject to payment of revenue benefits described in Schedule 3.

(e) use, keep and transport vehicles, machinery, plant and equipment;

(f) use roads and waterways;

(g) conduct land and resource assessment surveys (including aerial surveys and inventories).

6. RIGHTS OF THE RESOURCE OWNERS

6.1 The Clan and its members are entitled to carry out all customary rights to:

(a) hunt;

(b) fish;

(c) gather plant foods;

(d) gather traditional materials for making clothing, artifacts, tools, utensils and houses;

(e) collect firewood;

(f) plant, maintain and harvest subsistence gardens;

(g) enter on and pass through land.

6.2 Nothing in this Agreement entitles any employee of the Purchaser to hunt, fish or make gardens on Clan land without the permission of the owners of the relevant land.

6.3 The Resource Owners have the right to -

(a) mark commercial trees and other forest produce which are required by them for traditional purposes;

SCHEDULE 1 -- List of resource owners

Name	Signature
KILA MARE	
MAKENA MARE	
ZUBANGA MARE	
ANGELO LONI	
Zomeda LONI	
JOE LONI	
GAUWA LONI	
GENO ATHUTA	
AKARE Zomeda	

SCHEDULE 2 -- Map Diagram of clan land area

(Insert map - need not be to scale-showing clan area with red boundary)

Cultural areas to be excluded under clause 6 may also be shown in green or blue.

SCHEDULE 3 -- Monetary benefits

(Note: Monetary benefits must be payouts not less than those required under the National Forest revenue requirements for Timber Permit Holder such at the time of harvest, etc.)

SCHEDULE 4 -- Excluded species

May also list any excluded areas if they cannot be shown on the map in Schedule 2.

SCHEDULE 1
Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

Act, Sec. 88
Reg. 160, 162, 164, 166, 168

FORM 165

TIMBER AUTHORITY - VERIFICATION OF OWNERSHIP AND CONSENT OF LANDOWNERS

(A SEPARATE COPY OF THIS FORM MUST BE COMPLETED FOR EACH CLAN AGENT, INCORPORATED LAND GROUPS OR INDIVIDUAL HAVING OWNERSHIP RIGHTS OVER TIMBER AND/OR FOREST PRODUCTS NOT BE TAKEN UNDER THE TIMBER AUTHORITY. COMPLETED FORMS SHOULD BE ATTACHED TO THE APPLICATION FOR TIMBER AUTHORITY).

1. Name and address of Resource Owners

Name: MR PATRICK KENENE

Address: C/- PO BOX 41, KWIKILA, RIGO DISTRICT

* note that only a Clan Agent or an Incorporated Land Group can exercise rights over customary land. Corporations may only exercise rights over freehold or leasehold land, not over customary land.

The sales and purchase agreement as prescribed in the Regulations and this Consent Form must be signed in the village where the customary owners live, and witnessed by a Village Court Magistrate or a land mediator.

2. Basis of ownership

☑ Customary ☐ Freehold title ☐ Leasehold title

☐ other (please describe)

3. Consent to the project --

I hereby certify that ---

(a) I have been given a copy of the attached application for a Timber Authority and the project documents which go with the application;

(b) the resource owners named above have ownership rights over timber or other forest produce with the --

GOMINA — UASIRA Area
(describe the area owned by the resource owners)

(c) the resource owners consent to the harvesting of --

☐ timber or

☐ other forest produce

in the area; (tick the box which applies)

(d) I have been appointed according to customs to act as the agent of the resource owners for the purpose of the project.(strike out if the land is not customary land)

DATE: 15 DEC 2017 (write the date of signing here)

Signature: [signature]

(the person giving consent on behalf of the resource owners signs here. If the land is customary land, the form must be signed in the place where the resource owners live. A Village Court Magistrate or land mediator must witness the signature - see section 4 below).

Name of person signing PATRICK KENENE

Place where the form was signed: VILLAGE - VIASIRA

If the land is customary land, is the person giving consent above --

☑ Clan Agent

☐ Authorised by an Incorporated Land Group

(tick the box which applies)

4. Certificate by witness

I certify that I believe the person whose signature appears above is authorised to give this consent on behalf of the resource owners named, and that I believe that the resource owners are the true owners of the land described.

Signature of witness: [signature]

Name of witness: PATRICK KENENE

Address of witness: C/PO BOX 41 KWIKILA RIGO DISTRICT

Position held by witness: WARD MEMBER

(Witness must be a Village Court Magistrate or Land Mediator)

SCHEDULE 1

Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

Act, Sec. 88
Reg. 160, 162, 164, 166, 168

FORM 166

SALES AND PURCHASE AGREEMENT

THIS AGREEMENT is made on the ....22nd.... day of ...JANUARY 2018.

BETWEEN

Name: AQUA MINING (PNG) LTD

Address: P O BOX 3245, BOROKO, NCD

Registered Forest Industry Participant and Timber Authority applicant (called 'the Purchaser' in this agreement)

AND

Clan name: ZUBENE TWO (2)

Village VASIRA

Customary owners of timber in the ....GOMINA-VASIRA.... area (called 'the Resource Owners') in this Agreement.

WHEREAS:

A. The Resource Owners comprises the persons listed in Schedule 1 who are the sole owners of customary land in the area and have the right to sell timber or other forest products growing on the land in the area marked in red on the map in Schedule 2. (use one agreement for each clan);

B. The Resource Owners have not otherwise sold or disposed of rights over the timber or other forest produce growing on the land;

C. The Purchaser wishes to make an Agreement with the Resource Owners for the purchase of timber or other forest produce.

D. The Resource Owners have appointed as their agent in accordance with custom -

KOKILA NADINA
name of Clan Agent or person appointed by Incorporated Land Group

to execute this agreement on their behalf.

NOW IS AGREED AS FOLLOWS

1. CONDITION PRECEDENT

1.1 This Agreement is subject to and conditional upon the grant of a Timber Authority and shall not confer any right to harvest timber or other forest produce except in accordance with that Timber Authority.

2. GRANT OF RIGHTS TO TIMBER OR OTHER FOREST PRODUCE

2.1 The Resource Owners hereby grant to the Purchaser the exclusive right to purchase timber or other forest produce from the land area described in Schedule 2 (referred to in this agreement as 'the Clan land', with the exception of those species listed in Schedule 4).

2.2 The Resource Owners declare that -
- (a) they are customary owners of the Clan land;
- (b) they are entitled under custom to deal with the timber or other forest produce on that land; and
- (c) no other person has any right or interest in the timber or other forest produce on the land.

2.3 Timber or other forest produce remains the property of the customary owners of the land in which it is growing until it has been felled, when the timber or other forest produce becomes the property of the Purchaser, subject to the payment of the monetary benefits set out in Schedule 3.

2.4 The Resource Owners must not interfere with the carrying out of this Agreement.

2.5 The Resource Owners must not allow any other person to acquire an interest in the timber or other forest produce which the Purchaser may be entitled to take under this Act.

3. TERM OF THIS AGREEMENT

3.1 The term of this Agreement is 12 MONTHS commencing on the day on which a Timber Authority covering all or part of the Clan land is issued.

4. MONETARY BENEFITS

4.1 At the end of each month during which timber or other forest produce has been taken under this Agreement, the Purchaser must pay to the Resource Owners monetary benefits in accordance with Schedule 3, calculated on the volume of timber scaled or other forest produce declared during that month.

5. ADDITIONAL RIGHTS OF THE PURCHASER

5.1 The Resource Owners grant to the Purchaser and all persons lawfully authorised by the Purchaser the right to -

- (a) enter on and pass through land (but not private premises);

(b) make fire breaks and formed and unformed roads, tracks, bridges, culverts and similar works;

(c) prepare and construct loading and storage sites for the forest produce;

(d) extract, remove, convert and use road-making materials for the purpose of any of the activities set out in paragraphs (a) to (c) above carried out within the land area described in Schedule 2 subject to payment of revenue benefits described in Schedule 3.

(e) use, keep and transport vehicles, machinery, plant and equipment;

(f) use roads and waterways;

(g) conduct land and resource assessment surveys (including aerial surveys and inventories).

6. RIGHTS OF THE RESOURCE OWNERS

6.1 The Clan and its members are entitled to carry out all customary rights to:

(a) hunt;

(b) fish;

(c) gather plant foods;

(d) gather traditional materials for making clothing, artifacts, tools, utensils and houses;

(e) collect firewood;

(f) plant, maintain and harvest subsistence gardens;

(g) enter on and pass through land.

6.2 Nothing in this Agreement entitles any employee of the Purchaser to hunt, fish or make gardens on Clan land without the permission of the owners of the relevant land.

6.3 The Resource Owners have the right to -

(a) mark commercial trees and other forest produce which are required by them for traditional purposes;

SCHEDULE 1 -- List of resource owners

Name	Signature
MOKE KOKILA	
TUKAI MOKE TUKAI	
PETER MOKE	
ROSE. L. MOKE (SECRETARY)	
AJANA MOKE	
KEI MOKE (TREASURER)	
IRO MOKE	
AGEVA MOKE moke	
ANDY MOKE	
BORAGA MOKE	
KOKILA NADINA (CHAIRMAN)	
NORA KOKILA	NORA
PATRICK KOKILA (V/CHAIRMAN)	
THOMAS KOKILA	
JNR MOKE KOKILA	
GANA KOKILA	G,K
KIRI KOKILA	
GAUMA KOKILA	
VASINA KOKILA.	V.K

SCHEDULE 2 -- Map Diagram of clan land area

(Insert map - need not be to scale-showing clan area with red boundary)

Cultural areas to be excluded under clause 6 may also be shown in green or blue.

SCHEDULE 3 -- Monetary benefits

(Note: Monetary benefits must be payouts not less than those required under the National Forest revenue requirements for Timber Permit Holder such at the time of harvest, etc.)

SCHEDULE 4 -- Excluded species

May also list any excluded areas if they cannot be shown on the map in Schedule 2.

SCHEDULE 1
Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

FORM 165

Act, Sec. 88
Reg. 160, 162, 164, 166, 168

TIMBER AUTHORITY - VERIFICATION OF OWNERSHIP AND CONSENT OF LANDOWNERS

(A SEPARATE COPY OF THIS FORM MUST BE COMPLETED FOR EACH CLAN AGENT, INCORPORATED LAND GROUPS OR INDIVIDUAL HAVING OWNERSHIP RIGHTS OVER TIMBER AND/OR FOREST PRODUCTS NOT BE TAKEN UNDER THE TIMBER AUTHORITY. COMPLETED FORMS SHOULD BE ATTACHED TO THE APPLICATION FOR TIMBER AUTHORITY).

1. Name and address of Resource Owners

Name: BORObU. ZOMEDA.

Address: VASiRA.

* note that only a Clan Agent or an Incorporated Land Group can exercise rights over customary land. Corporations may only exercise rights over freehold or leasehold land, not over customary land.

The sales and purchase agreement as prescribed in the Regulations and this Consent Form must be signed in the village where the customary owners live, and witnessed by a Village Court Magistrate or a land mediator.

2. Basis of ownership

☑ Customary ☐ Freehold title ☐ Leasehold title

☐ other (please describe)

3. Consent to the project --

I hereby certify that ---

(a) I have been given a copy of the attached application for a Timber Authority and the project documents which go with the application;

(b) the resource owners named above have ownership rights over timber or other forest produce with the --

DOBU DANA — UASIRA Area (describe the area owned by the resource owners

(c) the resource owners consent to the harvesting of --

☑ timber or

☐ other forest produce

in the area; (tick the box which applies)

(d) I have been appointed according to customs to act as the agent of the resource owners for the purpose of the project.(strike out if the land is not customary land)

DATE: 2nd NOV - 2017. (write the date of signing here)

Signature: [signature]

(the person giving consent on behalf of the resource owners signs here. If the land is customary land, the form must be signed in the place where the resource owners live. A Village Court Magistrate or land mediator must witness the signature - see section 4 below).

Name of person signing BOROKU. ZOMEDA.

Place where the form was signed: VASIRA.

If the land is customary land, is the person giving consent above –

☑ Clan Agent

☐ Authorised by an Incorporated Land Group

(tick the box which applies)

4. Certificate by witness

I certify that I believe the person whose signature appears above is authorised to give this consent on behalf of the resource owners named, and that I believe that the resource owners are the true owners of the land described.

Signature of witness: [signature]

Name of witness: TURAI. ZOMEDA. (PEACE OFFICER)

Address of witness: C/- VASIRA VILLAGE + REGO CENTRAL PROV. (KWIKILA)

Position held by witness:

(Witness must be a Village Court Magistrate or Land Mediator)

SCHEDULE 1

Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

Act, Sec. 88
Reg. 160, 162, 164. 166, 168

FORM 166

SALES AND PURCHASE AGREEMENT

THIS AGREEMENT is made on the 22nd day of JANUARY 20 18

BETWEEN

Name: AQUA MINING (PNG) LTD

Address: P O BOX 3245, BOROKO, NCD

Registered Forest Industry Participant and Timber Authority applicant (called 'the Purchaser' in this agreement)

AND

Clan name: VASIRA

Village VASIRA VILLAGE, RIGO DISTRICT, CENTRAL PROVINCE

Customary owners of timber in the DOBU DAIVA - VASIRA area (called 'the Resource Owners') in this Agreement.

WHEREAS:

A. The Resource Owners comprises the persons listed in Schedule 1 who are the sole owners of customary land in the area and have the right to sell timber or other forest products growing on the land in the area marked in red on the map in Schedule 2. (use one agreement for each clan);

B. The Resource Owners have not otherwise sold or disposed of rights over the timber or other forest produce growing on the land;

C. The Purchaser wishes to make an Agreement with the Resource Owners for the purchase of timber or other forest produce.

D. The Resource Owners have appointed as their agent in accordance with custom -

MR BOROBU ZOMEDA
name of Clan Agent or person appointed by Incorporated Land Group

to execute this agreement on their behalf.

NOW IS AGREED AS FOLLOWS

1. CONDITION PRECEDENT

1.1 This Agreement is subject to and conditional upon the grant of a Timber Authority and shall not confer any right to harvest timber or other forest produce except in accordance with that Timber Authority.

2. GRANT OF RIGHTS TO TIMBER OR OTHER FOREST PRODUCE

2.1 The Resource Owners hereby grant to the Purchaser the exclusive right to purchase timber or other forest produce from the land area described in Schedule 2 (referred to in this agreement as 'the Clan land', with the exception of those species listed in Schedule 4).

2.2 The Resource Owners declare that -

(a) they are customary owners of the Clan land;

(b) they are entitled under custom to deal with the timber or other forest produce on that land; and

(c) no other person has any right or interest in the timber or other forest produce on the land.

2.3 Timber or other forest produce remains the property of the customary owners of the land in which it is growing until it has been felled, when the timber or other forest produce becomes the property of the Purchaser, subject to the payment of the monetary benefits set out in Schedule 3.

2.4 The Resource Owners must not interfere with the carrying out of this Agreement.

2.5 The Resource Owners must not allow any other person to acquire an interest in the timber or other forest produce which the Purchaser may be entitled to take under this Act.

3. TERM OF THIS AGREEMENT

3.1 The term of this Agreement is ....12 Mnths.......... commencing on the day on which a Timber Authority covering all or part of the Clan land is issued.

4. MONETARY BENEFITS

4.1 At the end of each month during which timber or other forest produce has been taken under this Agreement, the Purchaser must pay to the Resource Owners monetary benefits in accordance with Schedule 3, calculated on the volume of timber scaled or other forest produce declared during that month.

5. ADDITIONAL RIGHTS OF THE PURCHASER

5.1 The Resource Owners grant to the Purchaser and all persons lawfully authorised by the Purchaser the right to -

(a) enter on and pass through land (but not private premises);

(b) make fire breaks and formed and unformed roads, tracks, bridges, culverts and similar works;
(c) prepare and construct loading and storage sites for the forest produce;
(d) extract, remove, convert and use road-making materials for the purpose of any of the activities set out in paragraphs (a) to (c) above carried out within the land area described in Schedule 2 subject to payment of revenue benefits described in Schedule 3.
(e) use, keep and transport vehicles, machinery, plant and equipment;
(f) use roads and waterways;
(g) conduct land and resource assessment surveys (including aerial surveys and inventories).

6. RIGHTS OF THE RESOURCE OWNERS

6.1 The Clan and its members are entitled to carry out all customary rights to:

(a) hunt;
(b) fish;
(c) gather plant foods;
(d) gather traditional materials for making clothing, artifacts, tools, utensils and houses;
(e) collect firewood;
(f) plant, maintain and harvest subsistence gardens;
(g) enter on and pass through land.

6.2 Nothing in this Agreement entitles any employee of the Purchaser to hunt, fish or make gardens on Clan land without the permission of the owners of the relevant land.

6.3 The Resource Owners have the right to -

(a) mark commercial trees and other forest produce which are required by them for traditional purposes;

SCHEDULE 1 -- List of resource owners

Name			Signature
BOROBU	Zomeda	(CHAIRMAN)	[signature]
TUKAM	"		
ARUNA	BOROBU		
PAUL	"		
JACOB	"		
SIRINA	ZOMEDA		
ROSE	TUKAM		
ROGER	"		

SCHEDULE 2 -- Map Diagram of clan land area

(Insert map - need not be to scale-showing clan area with red boundary)

Cultural areas to be excluded under clause 6 may also be shown in green or blue.

SCHEDULE 3 -- Monetary benefits

(Note: Monetary benefits must be payouts not less than those required under the National Forest revenue requirements for Timber Permit Holder such at the time of harvest, etc.)

SCHEDULE 4 -- Excluded species

May also list any excluded areas if they cannot be shown on the map in Schedule 2.

SCHEDULE 1
Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

FORM 165

Act, Sec. 88
Reg. 160, 162, 164, 166, 168

TIMBER AUTHORITY - VERIFICATION OF OWNERSHIP AND CONSENT OF LANDOWNERS

(A SEPARATE COPY OF THIS FORM MUST BE COMPLETED FOR EACH CLAN AGENT, INCORPORATED LAND GROUPS OR INDIVIDUAL HAVING OWNERSHIP RIGHTS OVER TIMBER AND/OR FOREST PRODUCTS NOT BE TAKEN UNDER THE TIMBER AUTHORITY. COMPLETED FORMS SHOULD BE ATTACHED TO THE APPLICATION FOR TIMBER AUTHORITY).

1. Name and address of Resource Owners

Name: ARUNA MARAVA

Address: P.O. BOX RIGO CENTRAL PROVINCE

* note that only a Clan Agent or an Incorporated Land Group can exercise rights over customary land. Corporations may only exercise rights over freehold or leasehold land, not over customary land.

The sales and purchase agreement as prescribed in the Regulations and this Consent Form must be signed in the village where the customary owners live, and witnessed by a Village Court Magistrate or a land mediator.

2. Basis of ownership

☑ Customary ☐ Freehold title ☐ Leasehold title

☐ other (please describe)

3. Consent to the project —*

I hereby certify that —

(a) I have been given a copy of the attached application for a Timber Authority and the project documents which go with the application;

(b) the resource owners named above have ownership rights over timber or other forest produce with the --

SIGI OMUA
VASIRA VILLAGE
Area
(describe the area owned by the resource owners

(c) the resource owners consent to the harvesting of --

☐ timber or

☐ other forest produce

in the area; (tick the box which applies)

(d) I have been appointed according to customs to act as the agent of the resource owners for the purpose of the project.(strike out if the land is not customary land)

DATE: SUNDAY: 17/12/017 (write the date of signing here)

Signature: [signature]

(the person giving consent on behalf of the resource owners signs here. If the land is customary land, the form must be signed in the place where the resource owners live. A Village Court Magistrate or land mediator must witness the signature - see section 4 below).

Name of person signing ARUNA MARAVA

Place where the form was signed: VILLAGE VASIRA

If the land is customary land, is the person giving consent above --

☑ Clan Agent

☐ Authorised by an Incorporated Land Group

(tick the box which applies)

4. Certificate by witness

I certify that I believe the person whose signature appears above is authorised to give this consent on behalf of the resource owners named, and that I believe that the resource owners are the true owners of the land described.

Signature of witness: [signature]

Name of witness: TUKAI ZOMEDA (VILLAGE PEACE OFFICER)

Address of witness: VASIRA VILLAGE RIGO DIST. CENTRAL PROV.

Position held by witness: PEACE OFFICER (VIL)/COURT REPRESENTATIVE

(Witness must be a Village Court Magistrate or Land Mediator)

SCHEDULE 1

Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

FORM 166

Act, Sec. 88
Reg. 160, 162, 164. 166, 168

SALES AND PURCHASE AGREEMENT

THIS AGREEMENT is made on the ...22nd... day of ...JANUARY... 20 ..18.

BETWEEN

Name:	AQUA MINING (PNG) LTD
Address:	P O BOX 3245, BOROKO, NCD

Registered Forest Industry Participant and Timber Authority applicant (called 'the Purchaser' in this agreement)

AND

Clan name:	BOURA INARI
Village	VASIRA RIGO

Customary owners of timber in the ...AFATINA – VASIRA... area (called 'the Resource Owners') in this Agreement.

WHEREAS:

A. The Resource Owners comprises the persons listed in Schedule 1 who are the sole owners of customary land in the area and have the right to sell timber or other forest products growing on the land in the area marked in red on the map in Schedule 2. (use one agreement for each clan);

B. The Resource Owners have not otherwise sold or disposed of rights over the timber or other forest produce growing on the land;

C. The Purchaser wishes to make an Agreement with the Resource Owners for the purchase of timber or other forest produce.

D. **The Resource Owners have appointed as their agent in accordance with custom -**

MR HAITA KINAI **name of Clan Agent or person appointed by Incorporated Land Group**

to execute this agreement on their behalf.

NOW IS AGREED AS FOLLOWS

1. CONDITION PRECEDENT

1.1 This Agreement is subject to and conditional upon the grant of a Timber Authority and shall not confer any right to harvest timber or other forest produce except in accordance with that Timber Authority.

2. GRANT OF RIGHTS TO TIMBER OR OTHER FOREST PRODUCE

2.1 The Resource Owners hereby grant to the Purchaser the exclusive right to purchase timber or other forest produce from the land area described in Schedule 2 (referred to in this agreement as 'the Clan land', with the exception of those species listed in Schedule 4).

2.2 The Resource Owners declare that -

(a) they are customary owners of the Clan land;

(b) they are entitled under custom to deal with the timber or other forest produce on that land; and

(c) no other person has any right or interest in the timber or other forest produce on the land.

2.3 Timber or other forest produce remains the property of the customary owners of the land in which it is growing until it has been felled, when the timber or other forest produce becomes the property of the Purchaser, subject to the payment of the monetary benefits set out in Schedule 3.

2.4 The Resource Owners must not interfere with the carrying out of this Agreement.

2.5 The Resource Owners must not allow any other person to acquire an interest in the timber or other forest produce which the Purchaser may be entitled to take under this Act.

3. TERM OF THIS AGREEMENT 12 MONTHS

3.1 The term of this Agreement is .... commencing on the day on which a Timber Authority covering all or part of the Clan land is issued.

4. MONETARY BENEFITS

4.1 At the end of each month during which timber or other forest produce has been taken under this Agreement, the Purchaser must pay to the Resource Owners monetary benefits in accordance with Schedule 3, calculated on the volume of timber scaled or other forest produce declared during that month.

5. ADDITIONAL RIGHTS OF THE PURCHASER

5.1 The Resource Owners grant to the Purchaser and all persons lawfully authorised by the Purchaser the right to -

(a) enter on and pass through land (but not private premises);

(b) make fire breaks and formed and unformed roads, tracks, bridges, culverts and similar works;

(c) prepare and construct loading and storage sites for the forest produce;

(d) extract, remove, convert and use road-making materials for the purpose of any of the activities set out in paragraphs (a) to (c) above carried out within the land area described in Schedule 2 subject to payment of revenue benefits described in Schedule 3.

(e) use, keep and transport vehicles, machinery, plant and equipment;

(f) use roads and waterways;

(g) conduct land and resource assessment surveys (including aerial surveys and inventories).

6. RIGHTS OF THE RESOURCE OWNERS

6.1 The Clan and its members are entitled to carry out all customary rights to:

(a) hunt;

(b) fish;

(c) gather plant foods;

(d) gather traditional materials for making clothing, artifacts, tools, utensils and houses;

(e) collect firewood;

(f) plant, maintain and harvest subsistence gardens;

(g) enter on and pass through land.

6.2 Nothing in this Agreement entitles any employee of the Purchaser to hunt, fish or make gardens on Clan land without the permission of the owners of the relevant land.

6.3 The Resource Owners have the right to -

(a) mark commercial trees and other forest produce which are required by them for traditional purposes;

SCHEDULE 1 -- List of resource owners

No.	Name	Signature	
1	ARUNA MARAVA	[signature]	
2	DANIEL "	[signature]	F
	SECALA DANIEL	[signature]	F
3	ROGANA MARAVA	[signature]	F
4	MAI "	[signature]	
5	LUTH MARAVA	[signature]	F
6	DOIO MARAVA	[signature]	
7	BENAO MARAYA	[signature]	F
8	MARAVA- GEURE	[signature]	
9	OVASA GEURE	[signature]	F
10	KARIZA "	[signature]	
11	KEREZA "	[signature]	F
12			

SCHEDULE 2 -- Map Diagram of clan land area

(Insert map - need not be to scale-showing clan area with red boundary)

Cultural areas to be excluded under clause 6 may also be shown in green or blue.

SCHEDULE 3 -- Monetary benefits

(Note: Monetary benefits must be payouts not less than those required under the National Forest revenue requirements for Timber Permit Holder such at the time of harvest, etc.)

SCHEDULE 4 -- Excluded species

May also list any excluded areas if they cannot be shown on the map in Schedule 2.

SCHEDULE 1
Forestry

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

Act, Sec. 88
Reg. 160, 162, 164, 166, 168

FORM 165

TIMBER AUTHORITY - VERIFICATION OF OWNERSHIP AND CONSENT OF LANDOWNERS

(A SEPARATE COPY OF THIS FORM MUST BE COMPLETED FOR EACH CLAN AGENT, INCORPORATED LAND GROUPS OR INDIVIDUAL HAVING OWNERSHIP RIGHTS OVER TIMBER AND/OR FOREST PRODUCTS NOT BE TAKEN UNDER THE TIMBER AUTHORITY. COMPLETED FORMS SHOULD BE ATTACHED TO THE APPLICATION FOR TIMBER AUTHORITY).

1. Name and address of Resource Owners

Name: HAITA

Address: U/CHURCH VASIRA, RIGO C/PROVINCE

* note that only a Clan Agent or an Incorporated Land Group can exercise rights over customary land. Corporations may only exercise rights over freehold or leasehold land, not over customary land.

The sales and purchase agreement as prescribed in the Regulations and this Consent Form must be signed in the village where the customary owners live, and witnessed by a Village Court Magistrate or a land mediator.

2. Basis of ownership

☑ Customary ☐ Freehold title ☐ Leasehold title

☐ other (please describe)

3. Consent to the project --

I hereby certify that —

(a) I have been given a copy of the attached application for a Timber Authority and the project documents which go with the application;

(b) the resource owners named above have ownership rights over timber or other forest produce with the --

AFATINA - VASIRA Area
(describe the area owned by the resource owners

(c) the resource owners consent to the harvesting of --

☑ timber or

☐ other forest produce

in the area; (tick the box which applies)

(d) I have been appointed according to customs to act as the agent of the resource owners for the purpose of the project.(strike out if the land is not customary land)

DATE:	write the date of signing here)
Signature: × Ozomeda	

(the person giving consent on behalf of the resource owners signs here. If the land is customary land, the form must be signed in the place where the resource owners live. A Village Court Magistrate or land mediator must witness the signature - see section 4 below).

Name of person signing	MR HAITA KINAI
Place where the form was signed:	VASIRA VILLAGE

If the land is customary land, is the person giving consent above --

☑ Clan Agent

☐ Authorised by an Incorporated Land Group

(tick the box which applies)

4. Certificate by witness

I certify that I believe the person whose signature appears above is authorised to give this consent on behalf of the resource owners named, and that I believe that the resource owners are the true owners of the land described.

Signature of witness:	⤏ Ozomeda
Name of witness:	MR TUKAH ZONEDA (PEACE OFFICER VIL.)
Address of witness:	VASIRA VILLAGE
Position held by witness: (Witness must be a Village Court Magistrate or Land Mediator)	VILLAGE COURT REPRESENTATIVE

INDEPENDENT STATE OF PAPUA NEW GUINEA

FORESTRY ACT 1991

Act, Sec. 88
Reg. 160, 162, 164. 166, 168

FORM 166

SALES AND PURCHASE AGREEMENT

THIS AGREEMENT is made on the 22nd day of JANUARY 20 18

BETWEEN

Name: AQUA MINING (P.N.G) LTD

Address: P.O. BOX 3245, BOROKO, NCD

Registered Forest Industry Participant and Timber Authority applicant (called 'the Purchaser' in this agreement)

AND

Clan name: BOURA - INARI

Village VASIRA RIGO C-P.

Customary owners of timber in the SIGIOMUA – VASIRA area (called 'the Resource Owners') in this Agreement.

WHEREAS:

A. The Resource Owners comprises the persons listed in Schedule 1 who are the sole owners of customary land in the area and have the right to sell timber or other forest products growing on the land in the area marked in red on the map in Schedule 2. (use one agreement for each clan);

B. The Resource Owners have not otherwise sold or disposed of rights over the timber or other forest produce growing on the land;

C. The Purchaser wishes to make an Agreement with the Resource Owners for the purchase of timber or other forest produce.

D. The Resource Owners have appointed as their agent in accordance with custom -

MR. ARUNA MARAVA
name of Clan Agent or person appointed by Incorporated Land Group

to execute this agreement on their behalf.

NOW IS AGREED AS FOLLOWS

1. **CONDITION PRECEDENT**

1.1 This Agreement is subject to and conditional upon the grant of a Timber Authority and shall not confer any right to harvest timber or other forest produce except in accordance with that Timber Authority.

2. **GRANT OF RIGHTS TO TIMBER OR OTHER FOREST PRODUCE**

2.1 The Resource Owners hereby grant to the Purchaser the exclusive right to purchase timber or other forest produce from the land area described in Schedule 2 (referred to in this agreement as 'the Clan land', with the exception of those species listed in Schedule 4).

2.2 The Resource Owners declare that -
(a) they are customary owners of the Clan land;
(b) they are entitled under custom to deal with the timber or other forest produce on that land; and
(c) no other person has any right or interest in the timber or other forest produce on the land.

2.3 Timber or other forest produce remains the property of the customary owners of the land in which it is growing until it has been felled, when the timber or other forest produce becomes the property of the Purchaser, subject to the payment of the monetary benefits set out in Schedule 3.

2.4 The Resource Owners must not interfere with the carrying out of this Agreement.

2.5 The Resource Owners must not allow any other person to acquire an interest in the timber or other forest produce which the Purchaser may be entitled to take under this Act.

3. **TERM OF THIS AGREEMENT**

3.1 The term of this Agreement is ....12 MONTHS.... commencing on the day on which a Timber Authority covering all or part of the Clan land is issued.

4. **MONETARY BENEFITS**

4.1 At the end of each month during which timber or other forest produce has been taken under this Agreement, the Purchaser must pay to the Resource Owners monetary benefits in accordance with Schedule 3, calculated on the volume of timber scaled or other forest produce declared during that month.

5. **ADDITIONAL RIGHTS OF THE PURCHASER**

5.1 The Resource Owners grant to the Purchaser and all persons lawfully authorised by the Purchaser the right to -

(a) enter on and pass through land (but not private premises);

(b) make fire breaks and formed and unformed roads, tracks, bridges, culverts and similar works;
(c) prepare and construct loading and storage sites for the forest produce;
(d) extract, remove, convert and use road-making materials for the purpose of any of the activities set out in paragraphs (a) to (c) above carried out within the land area described in Schedule 2 subject to payment of revenue benefits described in Schedule 3.
(e) use, keep and transport vehicles, machinery, plant and equipment;
(f) use roads and waterways;
(g) conduct land and resource assessment surveys (including aerial surveys and inventories).

6. RIGHTS OF THE RESOURCE OWNERS

6.1 The Clan and its members are entitled to carry out all customary rights to:

(a) hunt;
(b) fish;
(c) gather plant foods;
(d) gather traditional materials for making clothing, artifacts, tools, utensils and houses;
(e) collect firewood;
(f) plant, maintain and harvest subsistence gardens;
(g) enter on and pass through land.

6.2 Nothing in this Agreement entitles any employee of the Purchaser to hunt, fish or make gardens on Clan land without the permission of the owners of the relevant land.

6.3 The Resource Owners have the right to -

(a) mark commercial trees and other forest produce which are required by them for traditional purposes;

SCHEDULE 1 -- List of resource owners

Name	Signature
(1) HAITA KINAI	[signature]
GARI MARAVA (RUTH)	RUTH
RAYMON (MARAVA) HAITA	[signature]
IOPEPE HAITA	x [signature]
ALANI HAITA	
ZORI HAITA	ZORI
TAUGE "	x TAUGE
TONY "	TONY
AROIS "	AROIS
* MUZURI (F) " } MARRIED	x MUZURI
x REBECCA (F) " }	REBECCA
(3) TAUGE KINAI	[signature]
ELISA MARE	[signature]
VANNE (F) TAUGE	[signature]
KOKILA TAUGE	[signature]
NARIA (F) LAVINA	V.T
HAITA TAUGE	[signature]
STEVEN TAUGE	S [signature]
JESIKA "	[signature]
KUREVA (F) " MARRIED	KR
NORA "	x NORA
VALURA "	[signature]
TAGANI "	[signature]
SIFE "	[signature]
(2) TAGANI KINAI } AT PORT MORESBY	TAGANI
MARALO TAGANI	"
LAVINA "	LAVINA
ROY "	ROY
MISERA "	MISERA
TERISA "	TERISA
MIKE "	MIKE

(Insert map - need not be to scale-showing

Cultural areas to be excluded under clause 6 may also be shown in green or blue.

SCHEDULE 3 – Monetary benefits

(Note: Monetary benefits must be payouts not less than those required under the National Forest revenue requirements for Timber Permit Holder such at the time of harvest, etc.)

SCHEDULE 4 – Excluded species

May also list any excluded areas if they cannot be shown on the map in Schedule 2.


VASIRA
VILLAGE
SCHOOL
GIRABU
Vasira
Timber Area
790 Ha
GERESI
562500
565000
567500

Legend

VASIRA TIMBER AREA
RIGO CENTRAL
- CENTRAL PROVINCE-

0 0.25 0.5 1 1.5 2
Kilometers
Scale 1:25,000 @ A3

N

Coordinate System: WGS 1984 UTM Zone 55S
Projection: Transverse Mercator
Datum: WGS 1984
Units: Meter